Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 1,758	$ 1,756	$ 1,696
Accrued interest expenses	1,015	932	1,355
Settlement and clearing accounts	2,176	1,288	1,199
Lease liabilities	3,754	3,767	3,927
Other	1,487	1,513	1,553
Total other financial liabilities measured at amortized cost	$ 10,189	$ 9,257	$ 9,729